SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                January 13, 2004



                                BURKE MILLS, INC.
             (Exact name of registrant as specified in its charter)



                                 North Carolina
         (State or other jurisdiction of incorporation or organization)



                               Commission File No:
                                     0-5680



                         I.R.S. Employer Identification
                                      No.
                                   56-0506342



                            191 Sterling Street, N.W.
                          Valdese, North Carolina 28690
               (Address of principal executive offices) (Zip Code)

                         Registrant's telephone number,
                              including area code:
                                  828 874-6341

         ITEM 4.  Changes in Registrant's Certifying Accountant
         -------  ---------------------------------------------

         By Current Report on Form 8-K filed with the Securities and Exchange Commission on October 8, 2003, the company reported that Cole, Samsel & Bernstein LLC, of Lodi, NJ, the independent accountant engaged for many years by the Company as the principal accountant to audit the Company's financial statements, had given notice to the Company that it would be resigning as the independent accountant for the Company. The reason stated for such resignation was that this accounting firm is declining to serve as the independent accountant and certifying accountant for companies having securities registered with the Securities and Exchange Commission.

         In the Current Report on Form 8-K filed by the Company on October 7, 2003, the Company responded to the information required by Item 4(a) of Form 8-K. That information is unchanged.

         Effective January 13, 2004, the Company has engaged BDO Seidman LLP as the principal accountant to audit the Company's financial statements. It is anticipated that a formal engagement letter between the Company and BDO Seidman LLP will be signed on or about January 15, 2004.

         During the Company's two most recent fiscal years and during any subsequent interim period, BDO Seidman LLP was not engaged as either the principal accountant to audit the Company's financial statements or as an independent accountant to audit a significant subsidiary and on whom the principal accountant was expected to express reliance in its report. In addition, during the Company's two most recent fiscal years and during any subsequent interim period prior to engaging BDO Seidman LLP, neither the Company, nor anyone on its behalf consulted BDO Seidman LLP regarding (a) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and no written report was provided to the Company and no oral advice was provided to the Company by BDO Seidman LLP which was considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues; and (b) there was no matter that was a subject of disagreement as defined in paragraph 304(a)(1)(iv) of SEC Regulation S-K and the related instructions to said item, or a reportable event, as described in paragraph 304(a)(1)(v) of SEC Regulation S-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  January 13, 2004                     BURKE MILLS, INC.


                                           By: s/Thomas I. Nail
                                           --------------------
                                           Thomas I. Nail
                                           President and COO